UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 April 30, 2003




                            COMVERSE TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


              NEW YORK                     0-15502              13-3238402
   (State or other jurisdiction of        (Commission        (I.R.S. Employer
    incorporation or organization)        File Number)       Identification No.)


170 CROSSWAYS PARK DRIVE, WOODBURY, NEW YORK                       11797
  (Address of principal executive offices)                       (Zip Code)


                                 (516) 677-7200
              (Registrant's telephone number, including area code)

ITEM 9.    REGULATION FD DISCLOSURE


           On April 30, 2003, Comverse Technology, Inc. (the "Company") filed with the Securities and Exchange Commission its Annual Report on Form 10-K for the period ending January 31, 2003. In connection with such report, the Company submitted to the Securities and Exchange Commission the certifications of the principal executive officer and the principal financial officer of the Company as required pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

           A copy of each of the certifications is attached hereto as an Exhibit (99.1 and 99.2).

           In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COMVERSE TECHNOLOGY, INC.


Dated:  April 30, 2003                /s/ Kobi Alexander
                                     -------------------------------------------

                                     Name:  Kobi Alexander
                                     Title: Chairman of the Board of Directors
                                            and Chief Executive Officer

                                  EXHIBIT INDEX



      Exhibit No.                     Description
      -----------                     -----------

          99.1 Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

          99.2 Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.